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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 22, 1996
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Commission File Number: 33-58631
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                         GOODRICH PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)


                DELAWARE                                     76-466913
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     (State or other jurisdiction of                  (I.R.S. Employer ID. No.)
     incorporation or organization)


5847 SAN FELIPE, SUITE 700, HOUSTON, TEXAS                     77057
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 (Address of principal executive offices)                    (Zip Code)


                                 (713) 780-9494
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              (Registrant's telephone number, including area code)


                                      NONE
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              (Former name, former address and former fiscal year,
                         if changed since last report.)


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ITEM 5.         OTHER EVENTS

                Effective October 22, 1995, Goodrich Petroleum Corporation ("Goodrich") entered into an Exchange Agreement with La/Cal Energy Partners II ("La/Cal II") whereby Goodrich Petroleum Corporation will acquire the assets of La/Cal II in exchange for cash, convertible preferred stock and the assumption of the outstanding debt of La/Cal. The Exchange Agreement also contemplates Goodrich's acquisition of certain working interests in three other oil and gas wells from the related working interest owners in exchange for cash and convertible preferred stock. The preliminary purchase price amounts to $17,446,000.

                A copy of the Exchange Agreement is attached hereto as Exhibit
        2 and incorporated herein by reference. A copy of the press release announcing the execution of the Exchange Agreement is attached hereto as
        Exhibit 99 and incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                (a)     Financial statements of businesses being acquired -
                        None

                (b)     Pro forma financial information - None

                (c)     Exhibits

                        2. Exchange Agreement between La/Cal Energy Partners II and Certain Other Parties Named Herein, Goodrich Acquisition II, Inc. and Goodrich Petroleum Corporation.

                        99.     Press release dated October 24, 1996.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Goodrich Petroleum Corporation
                                              ---------------------------------
                                              Goodrich Petroleum Corporation


        November 11, 1996                     /s/ Walter G. Goodrich
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              Date                            Walter G. Goodrich, President and
                                              Chief Executive Officer


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                              INDEX TO EXHIBITS

     2. Exchange Agreement between La/Cal Energy Partners II and Certain Other Parties Named Herein, Goodrich Acquisition II, Inc. and Goodrich Petroleum Corporation.

     99.     Press release dated October 24, 1996.